Exhibit 10.9

Confidential treatment has been requested for portions of this document indicated by [***], which portions are filed separately with the Commission.

AGREEMENT

This Agreement is entered into by and between PATRIOT SCIENTIFIC CORPORATION (“PTSC”), PHOENIX DIGITAL SOLUTIONS f/k/a P-Newco (“PDS”), and TECHNOLOGY PROPERTIES LIMITED LLC (“TPL”) hereinafter sometimes collectively referred to as the “Parties”.

WHEREAS, the rights and/or prerogatives of the various entities having an interest in the ongoing operation of the MMP Commercialization Program (“MMP ComProg”) have not as yet been fully and finally agreed upon with respect to several issues impacting future operations; and,

WHEREAS, it is in the mutual interest of the Parties to allow and enable the exercise of their respective rights and/or prerogatives.

NOW THEREFORE, for and in consideration of the mutual covenants herein contained as well as other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is covenanted and agreed by and between the Parties that:

A. The Commercialization Agreement (“PDS/TPL ComAg”) between the Parties shall be deemed to be modified to the extent necessary to enable the implementation of the provisions of paragraph D below, excepting only the exercise of the authority granted at section 2.2(c) with respect to the conduct of litigation activity which shall:

1. Remain the province of TPL with respect to the infringement litigation involving the MMP Portfolio presently pending in the Northern District of California (“NorCal Litigation”), together with PTSC and/or PDS as appropriate;

2. Remain the province of TPL with respect to proceedings [***] together with PDS and/or PTSC as appropriate; and,

3. Remain the province of TPL with respect to [***] together with PDS and/or PTSC as appropriate;

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B. [***]

C. [***]

D. PDS shall exert its immediate best efforts to enter into a new Agreement ("NewAg") with an entity selected by PTSC upon such terms as will provide for a seamless transition and continuation of the MMP ComProg under the guidance and control of PDS, with PDS serving as the Project manager and exclusive Licensor in the execution and conduct thereof as under Article II and Exhibit A of the PDS/TPL ComAg in lieu of TPL, excepting only the exercise of TPL Enforcement Rights which shall remain the province of TPL.

E. PDS shall distribute directly to each of the Parties that portion of the proceeds of the MMP ComProg to which that entity or person is legally entitled.

F. Each of the grants of rights by TPL with respect to the MMP Portfolio, including specifically the License Agreements entered into by TPL in conjunction with the MMP ComProg, shall for all purposes be deemed to:

1. Have been made and entered into for and on behalf of PTSC, PDS, TPL, and Charles H. Moore (“CHM”) as co-licensors of their respective interests in the MMP portfolio; and,

2. Continue in full force and effect, unaffected or in any manner impacted by this transaction.

G. [***]

H. [***]

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of __ July 2012.

	PHOENIX DIGITAL SOLUTIONS		TECHNOLOGY PROPERTIES LIMITED LLC

By:	/s/ Carlton M. Johnson	By:	/s/ Daniel E. Leckrone
	Carlton M. Johnson, Mgr		Daniel E. Leckrone, Chmn

By:	/s/ Daniel Leckrone
Daniel E. Leckrone, Mgr.

PATRIOT SCIENTIFIC CORPORATION

By:	/s/ Carlton M. Johnson
Carlton M. Johnson
Chairman of Executive Committee

Attachments:

Exhibit A

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EXHIBIT A

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